UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Jan 12, 2009

BROOKMOUNT EXPLORATIONS INC.

(Exact name of registrant as specified in its charter)

                                                                                 Nevada                          001-32181                             98-0201259

                                                                    (Statement of Incorporation)      (Commission File No.)                 (IRS Employer

                                                                                                                                                                 Identification No.)

1465 Slater Road, Ferndale, WA  98248

 (Address of principal executive offices, including zip code)

(206) 497.2138

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01

Changes in Registrant's Certifying Accountant.

Previous Independent Auditor

On January 12, 2009, Dale Matheson Carr-Hilton Labonte LLP (“DMCL”), Chartered  Accountants,  was dismissed as our independent  auditor.  DMCL's reports on our financial  statements for the fiscal years ended  November 30, 2005, November 30, 2006 and November 30, 2007 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty,  audit scope or accounting principles. The decision to change Accountants have been approved by our board of directors.

During the fiscal years ended November 30, 2005, November 30, 2006 and November 30, 2007 and up to the date of  DMCL's  dismissal  on January 12, 2009,  there  has been no disagreement  between  us  and  DMCL  on  any  matter  of  accounting principles or practices, financial statement  disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DMCL, would have caused it to make reference to the subject matter of the disagreement in its reports on our financial statements it audited.

New Independent Auditor

We have engaged Kempisty & Company, Certified Public Accountants, P.C. (“Kempisty”) of 15 Maiden Lane, 10th Floor, New York, NY 10038 as our new independent  accountants.

We have not consulted with Kempisty regarding the application of accounting principles, the type of audit opinion that might be rendered by Kempisty or any other matter.

ITEM 9.01

Financial Statements and Exhibits

c)

Exhibits

Exhibit No.

Document Description

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----------------------------

16

Letter from “DMCL” Chartered Accountants

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Brookmount Exploration, Inc. a Nevada corporation

/s/  Peter Flueck

By:___________________________

Peter Flueck, President

EXHIBIT 16

January 15, 2009

Office of the Chief Accountant

Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

Dear Sir or Madam:

We have read the statements about our firm included under Item 4.01 in the current report on Form 8-K, dated January 12, 2009, of Brookmount Exploration, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Yours truly,

“DMCL”

DALE MATHESON CARR-HILTON LABONTE LLP

Chartered Accountants